Exhibit 10.2

FORM OF JOINDER AGREEMENT

This Joinder Agreement (this “Agreement”) is made as of [●], by [●] (“Joining Equity Holder”), pursuant to, and in accordance with, the Investment Agreement dated as of April 26, 2022 ("Investment Agreement"), by and among SuperBac Biotechnology Solutions S.A., a corporation (sociedade anônima) incorporated under the laws of Brazil (the “Company”), XPAC Acquisition Corp., an exempted company limited by shares incorporated under the laws of the Cayman Islands (“XPAC”), and each of the parties listed on Schedule A to the Investment Agreement as the holder of Equity Interests (as defined in the Investment Agreement), and as intervening parties, each of the parties listed on Schedule A to the Investment Agreement as the holder of Options (as defined in the Investment Agreement). Capitalized terms used in this Agreement and not otherwise defined have the meanings ascribed to such terms in the Investment Agreement.

RECITALS

WHEREAS, prior to the execution of the Investment Agreement, XPAC, the Company and certain other parties entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”);

WHEREAS, on the business day following the execution and delivery of the Business Combination Agreement, the Parties entered into the Investment Agreement pursuant to which, among other things, the Parties agreed to, directly or indirectly, contribute their Contributable Equity Interests shares into Newco in exchange for newly issued Newco Shares (the “Pre-Closing Exchange”) and, after giving effect to the Pre-Closing Exchange, the Company will become a direct subsidiary of Newco in which Newco owns at least ninety-five percent (95%) of the Company Shares then outstanding (on a fully diluted basis); and

WHEREAS, the Joining Equity Holder wishes to become a party to, to be bound by, and to comply with the Investment Agreement as an Equity Holder thereunder in the same manner as if the Joining Equity Holder were an original signatory to the Investment Agreement.

NOW, THEREFORE, intending to be legally bound, in consideration of the foregoing and the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

1.        Agreements of the Joining Equity Holder.

The Joining Equity Holder hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Investment Agreement applicable to an Equity Holder thereunder in the same manner as if the Joining Equity Holder were an original signatory to the Investment Agreement. Accordingly, (i) any reference in the Investment Agreement to a covenant, agreement or obligation of an Equity Holder (or any compliance with, or breach of, any such covenant, agreement or obligation) shall also constitute a reference to a covenant, agreement or obligation of the Joining Equity Holder (or any compliance with, or breach of, any such covenant, agreement or obligation), (ii) any resulting reference in the Investment Agreement to such Joining Equity Holder’s Equity Interests shall constitute a reference to the shares of common or preferred stock of the Company listed next to the Joining Equity Holder’s name on Schedule A hereto, and (iii) any resulting reference in the Investment Agreement to such Joining Equity Holder’s Newco Shares shall constitute a reference to the Newco Class A Shares set forth next to the Joining Equity Holder’s name on Schedule B hereto.

2.        Representations and Warranties.

The Joining Equity Holder hereby makes the representations and warranties set forth in Article II to the Investment Agreement to the Company and XPAC, as of the date hereof.

3.        Termination.

This Agreement shall automatically terminate, without any action on the part of any Party, upon termination of the Investment Agreement in accordance with the terms of the Investment Agreement. The effect of termination of this Agreement shall be governed by the provisions of Section 4.7 of the Investment Agreement.

4.       Notices to Joining Equity Holder.

All general notices, demands or other communications required or permitted to be given or made to the Joining Equity Holder hereunder or under the Investment Agreement shall comply with the terms of Section 4.1 of the Investment Agreement and be addressed and sent to the numbers, e-mails and addresses indicated in the Joining Equity Holder’s signature page hereto.

5. Miscellaneous.

The parties hereto hereby agree to incorporate by reference Article IV of the Investment Agreement into this Agreement which shall apply mutatis mutandis to this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

SUPERBAC BIOTECHNOLOGY SOLUTIONS S.A.

By:
Name:	[●]
Title:	[●]

[Signature Pages to Joinder to Investment Agreement]

XPAC ACQUISITION CORP.

By:
Name:	[●]
Title:	[●]

[Signature Pages to Joinder to Investment Agreement]

JOINING EQUITY HOLDER:

[●]

Address for notices:

[●]

[Signature Pages to Joinder to Investment Agreement]

Schedule A

Equity Interests and Options

Individual	Ordinary Shares	Class A Preferred Shares	Class B Preferred Shares	Class C Preferred Shares (each mandatorily convertible into Ordinary Shares on a one-for-one basis upon a conversion event)	Class D Preferred Shares (each mandatorily redeemable upon a conversion event for BRL 97,350.45 in Cash)	Number of Company Shares issuable upon exercise of Company Warrants	September 2021 ESOP		April 2021 ESOP
							Vested Options (Convertible into Class B Shares)	Unvested Options (Convertible into Class B Preferred Shares)	Vested Options (Convertible into Class A Preferred Shares)	Unvested Options (Convertible into Class A Preferred Shares)
[●]	[●]	[●]	[●]	[●]	[●]	[●]	[●]	[●]	[●]	[●]

A-1

Schedule B

Newco Shares

Beneficial Owner	Newco Class A Shares	Newco Class B Shares
[●]	[●]	-

B-1